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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        May 30, 1995
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                               OHM CORPORATION
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            (Exact name of registrant as specified in its Charter)

     Ohio                          1-9654                     34-1503050
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(State or other           (Commission file number)          (IRS employer
jurisdiction of                                         identification no.)
incorporation)


164046 U.S. Route East, Findlay, Ohio                               45840
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(Address of principal executive offices)                          (Zip Code)


     Registrant's telephone number, including area code   (419) 423-3526
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        (Former name or former address, if changed since last report)




                       Exhibit Index appears on page 3
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     (a) On May 30, 1995 OHM Corporation, an Ohio corporation (the "Registrant"), acquired substantially all of the assets and certain of the liabilities of the environmental remediation services businesses of Rust International Inc. ("Rust"), a subsidiary of WMX Technologies, Inc. ("WMX"), through the merger (the "Merger") of Rust Environmental, Inc. ("Environmental"), a Delaware corporation and subsidiary of Rust, with and into OHM Remediation Services Corp. ("OHMR"), an Ohio corporation and wholly owned subsidiary of the Registrant (the "Acquisition") pursuant to an Agreement and Plan of Reorganization ("Reorganization Agreement") dated as of December 5, 1994, as amended, by and between the Company, Rust Environmental Inc., Rust Remedial Inc., Rust Federal Services Inc., and EnClean Environmental Services Group, Inc. (the "Rust Subsidiaries"), a copy of which is filed with this Current Report as Exhibit 2 and is incorporated herein by reference. The description of the Acquisition contained herein is qualified in its entirety by reference to the Reorganization Agreement. As a result of the Merger, the shares of common stock of Environmental were converted into the right to receive 9,668,000 newly issued shares of common stock of the Registrant, par value $.10 per share (the "Common Stock"). In addition, pursuant to a Guarantee Agreement by and between the Registrant and WMX dated as of May 30, 1995, WMX agreed to guarantee a certain amount of the Registrant's indebtedness ("Debt") in exchange for a warrant, exercisable for five years, to purchase 700,000 shares of Common Stock at $15.00 per share (the "Warrants"). The amount of Debt guaranteed by WMX pursuant to the Guarantee Agreement is initially $62,000,000, increasing to $75,000,000 upon exercise of the Warrant in full. Also, WMX, Rust and the Registrant entered into a Standstill and Non-Competition Agreement which provides for certain arrangements with respect to ownership and voting of the Common Stock held by WMX, Rust and their respective affiliates, and certain non-competition and preferred provider arrangements.

    (b) The assets acquired as a result of the Acquisition were used by Rust in the business of providing environmental remediation services. The Registrant is employing and intends to continue to employ the acquired assets in such business.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The required financial statements of the business acquired are hereby incorporated by reference to the Registrant's definitive Proxy Statement, dated May 10, 1995 for the 1995 Annual Meeting of Shareholders (the "Proxy Statement") under the caption "Audited Financial Statments - The Division" appearing on pages F-36 to F-45 of the Proxy Statement.


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    (b)  PRO FORMA FINANCIAL INFORMATION.  The required pro forma financial information relative to the business acquired is incorporated by reference to the Proxy Statement under the caption "Unaudited Pro Forma Condensed Combined Financial Information" appearing on pages 64 through 68 of the Proxy Statement.

    (c)  EXHIBITS.

         Exhibit 2. Agreement and Plan of Reorganization, dated as of December 5, 1995, as amended, by and among OHM Corporation, Rust International Inc., Rust Remedial Services Inc., Rust Federal Services Inc., and EnClean Environmental Services Group, Inc., including (i)
                        Schedule 9.6 thereto, a Guarantee Agreement dated May 30, 1995 by and between OHM Corporation and WMX Technologies, Inc. and Exhibit A thereto, a Warrant Agreement dated May 30, 1995 by and between OHM Corporation and WMX Technologies, Inc.; (ii) Schedule
                        9.9 thereto, a Standstill and Non-Competition Agreement dated May 30, 1995 by and among OHM Corporation, WMX Technologies, Inc. and Rust International Inc., and
                        (iii) Schedule 9.10 thereto, a Merger Agreement dated May 30, 1995 by and between Rust Environmental Inc. and OHM Remediation Services Corp. [incorporated by reference to the Registrant's definitive Proxy Statement, dated May 10, 1995 for the 1995 Annual Meeting of Shareholders]. (All other Exhibits and Schedules to the above-reference exhibit have been omitted in reliance on Item 601(b)(2) of Regulation S-K, but will be furnished supplementally upon request of the Commission.)

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                                  SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        OHM CORPORATION




                                        By:
                                        /s/ RANDALL M. WALTERS
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                                          Randall M. Walters, Vice
                                          President,
                                          General Counsel and Secretary

Dated:  June 13, 1995






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